SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report: December 28, 2006

Turnaround Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-28606	22-3387630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2006, the Registrant, formerly a Delaware corporation, completed its reincorporation in Nevada by a merger of the Registrant with and into its wholly-owned subsidiary, Turnaround Partners, Inc., a newly-formed Nevada corporation. The reincorporation effected a change in the Registrant’s legal domicile from Delaware to Nevada. On October 27, 2006, the Registrant filed with the U.S. Securities and Exchange Commission and distributed to each of its stockholders a definitive Information Statement on Schedule 14C (the “Information Statement”) for purposes of providing notice to all stockholders that a supermajority of its stockholders had intended to vote in favor of the migration of the Registrant from Delaware to Nevada. On October 30, 2006, a supermajority the stockholders (89.15%) did vote in favor of the migration. The Registrant erroneously stated in the Information Statement that it would effect such migration by way of filing Articles of Conversion with the Secretaries of State of Delaware and Nevada. Instead however, the Registrant appropriately filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada on December 22, 2006 solely to effect the reincorporation. The Registrant’s business, assets, liabilities, net worth and headquarters were unchanged as a result of the reincorporation and the directors and officers of the Registrant prior to the reincorporation continued to serve the Registration. In addition, the Registrant’s stockholders automatically became stockholders of Turnaround Partners, Inc. on a share-for-share basis. The Registrant’s shares will continue to be traded on the Over-The-Counter Bulletin Board however, in connection with the approved name change of Emerge Capital Corp. to Turnaround Partners, Inc. (as is more fully set forth in the Information Statement), the shares will now trade under the new symbol “TRNP”. Copies of the Agreement and Plan of Merger, Certificate of Ownership and Merger, Articles of Merger, Articles of Incorporation of Turnaround Partners, Inc. and the Bylaws of Turnaround Partners, Inc. are attached as Exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibit No. Description:

Exhibit	Description	Location

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 22, 2006, by and between Emerge Capital Corp. and Turnaround Partners, Inc.	Provided herewith

Exhibit 2.2	Certificate of Ownership and Merger of Emerge Capital Corp. with and into Turnaround Partners, Inc.	Provided herewith

Exhibit 2.3	Articles of Merger of Turnaround Partners, Inc. and Emerge Capital Corp.	Provided herewith

Exhibit 3.1	Articles of Incorporation of Turnaround Partners, Inc.	Provided herewith

Exhibit 3.2	Bylaws of Turnaround Partners, Inc.	Provided herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2006		TURNAROUND PARTNERS, INC.

	By:	/s/ Timothy J. Connolly
Name: Timothy J. Connolly
Its: Chief Executive Officer

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